Supplement to the

Fidelity® Government Cash Reserves

January 29, 2024

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a basic fee rate that may vary by class (subject to an income component). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.38%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.00%B

Total annual operating expenses	0.38%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.19% was previously charged under the services agreements.

B Adjusted to reflect current fees.

1 year	$ 39

3 years	$ 122

5 years	$ 213

10 years	$ 480

CAS-SUSTK-0324-100 1.9911583.100	March 1, 2024